SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 8, 2003

NOTIFY TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

California	000-23025	77-0382248
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1054 S. De Anza Blvd., Suite 105

San Jose, CA 95129

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (408) 777-7920

(Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

99.1	Press Release dated May 8, 2003 announcing the Registrant’s results for the fiscal quarter ended March 31, 2003.

Item 9.    Regulation FD Disclosure

Information Provided Under Item 12 of Form 8-K

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under “Item 9. Regulation FD Disclosure.”

On May 8, 2003, Notify Technology Corporation issued a press release reporting its results for the fiscal quarter ended March 31, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOTIFY TECHNOLOGY CORPORATION

Dated: May 8, 2003	By:	/s/ Gerald W. Rice
Gerald W. Rice, Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Press Release dated May 8, 2003 announcing the Registrant’s results for the fiscal quarter ended March 31, 2003.